THE GABELLI U.S. TREASURY MONEY MARKET FUND

                       Statement of Additional Information

                                January 31, 2005



      This Statement of Additional Information ("SAI"), which is not a prospectus, describes The Gabelli U.S. Treasury Money Market Fund (the "Fund"), which is the only series of The Gabelli Money Market Funds, a Delaware statutory trust (the "Trust"). This SAI should be read in conjunction with the Fund's Prospectus dated January 31, 2005. For a free copy of the Prospectus, please contact the Fund at the address, telephone number or Internet website printed below. This SAI is incorporated by reference in its entirety into the Prospectus.



                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone 800-GABELLI (800-422-3554)
                                 www.gabelli.com

                                TABLE OF CONTENTS

General Information............................................................2
Investment Strategies and Risks................................................2
         U.S. Treasury Obligations.............................................2
         When-Issued and Delayed Delivery Securities...........................2
         Illiquid Securities...................................................3
         Repurchase Agreements.................................................3
Investment Restrictions........................................................4
Portfolio Holdings.............................................................5
Trustees and Officers..........................................................6
Control Persons and Principal Shareholders....................................11
The Manager ..................................................................12
         The Sub-Administrator................................................14
         The Distributor......................................................15
         Counsel..............................................................15
         Independent Registered Public Accounting Firm........................15
         Custodian, Transfer Agent, and Dividend Disbursing Agent.............15
Portfolio Transactions and Brokerage..........................................15
Purchase of Shares............................................................16
Retirement Plans..............................................................16
Redemption of Shares..........................................................16
Determination of Net Asset Value..............................................17
Taxation......................................................................18
Description of the Fund's Shares..............................................20
Financial Statements..........................................................20

                               GENERAL INFORMATION

      The Fund is a diversified, open-end, management investment company organized under the laws of the State of Delaware as an unincorporated statutory trust on May 21, 1992. The Fund commenced investment operations on October 1, 1992.

                         INVESTMENT STRATEGIES AND RISKS

      The Fund's Prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize and certain risks associated with such investments and strategies. Although the Fund reserves the right to use repurchase agreements, the Fund will not engage in such activity until further notice. The Fund's investment objective is fundamental and may be changed only by the affirmative vote of at least a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). A majority of the Fund's outstanding securities is defined as the lesser of (i) 67% of the Fund's shares represented at a meeting of shareholders at which the holders of 50% or more of the Fund's outstanding shares are represented in person or by proxy or (ii) more than 50% of the Fund's outstanding shares.

U.S. TREASURY OBLIGATIONS

      As set forth in the Prospectus, under normal market conditions, the Fund will invest at least 80% of its net assets in the following types of U.S. Treasury obligations:

      U.S. TREASURY SECURITIES. The Fund will invest in U.S. Treasury securities, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates and the lengths of their maturities.

      COMPONENTS OF U.S. TREASURY SECURITIES. The Fund may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations, or one or more of the interest payments scheduled to be paid on such obligations. Component parts of U.S. Treasury notes or bonds are created through the U.S. Treasury Department's STRIPS program. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, or (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, and may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. The underlying U.S. Treasury notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

      The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable by Gabelli Funds, LLC, the Trust's investment adviser ("Manager").

      Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

ILLIQUID SECURITIES

      The Fund may invest up to 10% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or subject to legal or contractual restrictions on resale. The Manager, however, does not currently intend to employ such investments. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Trust's Manager anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD").

      Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act are not deemed to be illiquid. The Fund would treat such securities as illiquid until such time that the Manager determines that they are readily marketable. In reaching liquidity decisions, the Trust's Manager would consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements, which are agreements to purchase securities (the "underlying securities") from a bank which is a member of the Federal Reserve System, or from a well-established securities dealer, and the bank or dealer agrees to repurchase the underlying securities from the Fund, at the original purchase price, plus specified interest, at a specified future date; however, the Manager does not currently intend to employ such investments. The Fund will enter into repurchase agreements only where the underlying securities (1) are of the type (excluding maturity limitations) which the Fund's investment policies and restrictions would allow it to purchase directly and (2) are "marked to market" on a daily basis, so that the market value of the underlying securities, including interest accrued, is equal to or in excess of the value of the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The U.S. Treasury obligations held as collateral are valued daily, and as the value of these instruments declines, the Fund will require additional collateral.

      With respect to engaging in repurchase agreements, the Fund's risk would be primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligations are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

      In addition, interest income derived from repurchase agreements is not considered to be income derived from U.S. Treasury obligations and is not exempt from state and local income taxes. In addition, some states require that, in order for the tax exempt character of the Fund's interest from U.S. Treasury obligations to pass through to its shareholders, the Fund must maintain specified minimum levels of the Fund's total assets in U.S. Treasury obligations. If the level of non-U.S. Treasury obligations (including repurchase agreements) exceeds a state's limit for this pass-through, then none of the Fund's interest income would be exempt from state or local income tax in the state for the applicable year. While the Fund does not specifically limit the amount of repurchase agreements that it can enter into, the Fund will endeavor to maintain the levels necessary to preserve the pass-through of the Fund's tax-exempt interest income from U.S. Treasury obligations.

                             INVESTMENT RESTRICTIONS

      Unless specified to the contrary, the following restrictions are fundamental and may not be changed as to the Fund without the approval of the majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

      As a matter of  fundamental  policy,  the Trust may not,  on behalf of the
Fund:


      (1) purchase any security other than obligations of the U.S. government, including repurchase agreements with respect to such securities;


      (2) borrow money, except from banks for temporary, extraordinary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, or for clearance of transactions; borrowing in the aggregate may not exceed 30% of the value of the Fund's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made; investment securities will not be purchased while borrowings exceed 5% of the Fund's total assets;

      (3) issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) permitted borrowings of money from banks; or (c) purchasing securities on a "when-issued" or "delayed delivery" basis;

      (4) make loans of the Fund's portfolio securities, except through repurchase agreements;

      (5) purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for clearance of transactions);

      (6) act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws;

      (7) make short sales or maintain a short position;

      (8) buy or sell real estate or interests in real estate, including real estate limited partnerships;

      (9) acquire securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

      (10) make investments for the purpose of exercising control or management;

      (11) invest in interests in or leases related to oil, gas or other mineral exploration or development programs; or

      (12) buy or sell commodities or commodity contracts (including futures contracts and options thereon).

      In addition, as a matter of operating policy, the Trust will not on behalf of the Fund invest more than 25% of the Fund's total assets in any industry other than the U.S. government.

      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.


                               PORTFOLIO HOLDINGS

Employees of the Manager and its subsidiaries will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Manager have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund portfolio holdings as well as portfolio trading activity of the Manager with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Fund and the Manager have adopted policies and procedures that provide that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available generally to the public by posting on the Fund's Website or filed as part of a required filing on Form N-Q or N-CSR, or (b) provided to a third party for legitimate business purpose that has agreed to keep such data confidential under forms approved by the Manager's legal department or outside counsel. Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund with the third party reaffirming that the entity has utilized such information in accordance with the terms of the agreement. These policies further provide that no officer of the Fund, or employee of the Manager shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer or General Counsel of the Manager. The Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data).

      (1)   To  regulatory   authorities   in  response  to  requests  for  such
            information and with the approval of the Chief Compliance Officer of the Fund;

      (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity agreed to keep such data confidential;

      (3) To service providers of the Fund, which are subject to a fiduciary duty to maintain the confidentiality of such information, including its administrator, transfer agent, Custodian, and independent registered public accounting firm as is necessary for the performance of their services to the Fund and to the Board of Trustees of the Fund;

      (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential;

      (5) To certain broker dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker dealer or financial intermediary to agree to keep such data confidential and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board of Trustees at the next quarterly meeting;

      (6) To consultants for purposes of performing analysis of the Fund which analysis (but not the Portfolio Holdings Information) may be used by the consultant with its clients or disseminated to the public provided that such entity shall have agreed to keep such information confidential.

      Subject to the Fund's policies described in item 2 above, the following entities receive information about the portfolio holding including information derived from the Portfolio:

      (1) Lipper, Inc. receives information derived from the Portfolio monthly with a one (1) day lag, and

      (2) Investment Company Institute receives information derived from the Portfolio monthly, with up to a ten (10) business day lag.

      Neither the Fund nor the Manager, nor any of its affiliates will accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board of Trustees will review such arrangements annually with the Fund's Chief Compliance Officer.

                              TRUSTEES AND OFFICERS

      Under Delaware law, the Trust's Board of Trustees is responsible for establishing the Fund's policies and for overseeing management of the Fund. The Board also elects the Trust's officers who conduct the daily business of the Fund. Information pertaining to the Trustees and executive officers is set forth below.


                                                 NUMBER OF
                                                   FUNDS
                                 TERM OF          IN FUND
NAME, POSITION(S)              OFFICE AND         COMPLEX
    ADDRESS(1)                  LENGTH OF         OVERSEEN       PRINCIPAL OCCUPATION(S)           OTHER DIRECTORSHIPS
     AND AGE                 TIME SERVED(2)      BY TRUSTEE      DURING PAST FIVE YEARS             HELD BY TRUSTEE(3)
     -------                 --------------      ----------      ----------------------             ------------------
INTERESTED TRUSTEES(4):

MARIO J. GABELLI               Since 1992            24         Chairman of the Board and        Director of Morgan Group
Trustee and Chairman of the                                     Chief Executive Officer of       Holdings, Inc. (Holding
Board                                                           Gabelli Asset Management         Company)
Age: 62                                                         Inc. and Chief Investment
                                                                Officer of Gabelli Funds,
                                                                LLC and GAMCO Investors,
                                                                Inc.; Vice Chairman and
                                                                Chief Executive Officer of
                                                                Lynch Interactive
                                                                Corporation (multimedia
                                                                and services)

KARL OTTO POHL                 Since 1992            34         Member of the Shareholder        Director of Gabelli Asset
Trustee                                                         Committee of Sal Oppenheim Jr.   Management Inc. (investment
Age: 75                                                         & Cie (private investment        management); Chairman,
                                                                bank); Former President of the   Incentive Capital and
                                                                Deutsche Bundesbank and          Incentive Asset Management
                                                                Chairman of its Central Bank     (Zurich); Director at Sal
                                                                Council (1980-1991)              Oppenheim Jr. & Cie, Zurich

----------
(1)   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)   Each Trustee will hold office for an indefinite term until the earliest of
      (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund's Amended and Restated By Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

(4) "Interested person" of the Fund as defined in the 1940 Act. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

                                                 NUMBER OF
                                                   FUNDS
                                 TERM OF          IN FUND
NAME, POSITION(S)              OFFICE AND         COMPLEX
    ADDRESS(1)                  LENGTH OF         OVERSEEN       PRINCIPAL OCCUPATION(S)            OTHER DIRECTORSHIPS
     AND AGE                 TIME SERVED(2)      BY TRUSTEE      DURING PAST FIVE YEARS              HELD BY TRUSTEE(3)
     -------                 --------------      ----------      ----------------------              ------------------
NON-INTERESTED TRUSTEES:

ANTHONY J. COLAVITA            Since 1992             36        President and Attorney at Law                   --
Trustee                                                         in the law firm of Anthony J.
Age: 69                                                         Colavita, P.C.

VINCENT D. ENRIGHT             Since 1992             13        Former Senior Vice President      Director of Aphton Corporation
Trustee                                                         and Chief Financial Officer of    (biopharmaceutical company)
Age: 61                                                         KeySpan Energy Corporation

JOHN J. PARKER                 Since 1992              1        Attorney at the law firm of                     --
Trustee                                                         McCarthy, Fingar, Donovan,
Age:  73                                                        Drazen & Smith

ANTHONIE C. VAN EKRIS          Since 1992             20        Managing Director of BALMAC       Director of Aurado Energy, Inc.
Trustee                                                         International, Inc.               (oil and gas exploration)
Age: 70                                                         (commodities)

----------
(1)   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)   Each Trustee will hold office for an indefinite term until the earliest of
      (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund's Amended and Restated By Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

                                                 NUMBER OF
                                                   FUNDS
                                 TERM OF          IN FUND
NAME, POSITION(S)              OFFICE AND         COMPLEX
    ADDRESS(1)                  LENGTH OF         OVERSEEN       PRINCIPAL OCCUPATION(S)            OTHER DIRECTORSHIPS
     AND AGE                 TIME SERVED(2)      BY TRUSTEE      DURING PAST FIVE YEARS              HELD BY TRUSTEE(3)
     -------                 --------------      ----------      ----------------------              ------------------
OFFICERS:

BRUCE N. ALPERT                Since 2003            --       Executive Vice President and Chief             --
President and                                                 Operating Officer of Gabelli Funds,
Treasurer                                                     LLC since 1988 and previously held
Age: 53                                                       other officerships of all mutual
                                                              funds advised by Gabelli Funds, LLC
                                                              and its affiliates.  Director and
                                                              President of Gabelli Advisers, Inc.

HENLEY L. SMITH                Since 1992            --       Senior Portfolio Manager of Gabelli            --
Vice President                                                Fixed Income LLC and its
Age: 48                                                       predecessors since 1987

RONALD S. EAKER                Since 1992            --       Senior Portfolio Manager of Gabelli            --
Vice President                                                Fixed Income LLC and its
Age: 44                                                       predecessors since 1987

JUDITH RANERI                  Since 1997            --       Portfolio Manager, Gabelli Funds,              --
Vice President and Portfolio                                  LLC since April 1997; Senior
Manager                                                       Portfolio Manager, Secretary and
Age: 37                                                       Treasurer of The Treasurer's Fund,
                                                              Inc. A member of the Investment and
                                                              Credit Review Committees

JAMES E. MCKEE                 Since 1995            --       Vice President, General Counsel and            --
Secretary                                                     Secretary of Gabelli Asset
Age: 41                                                       Management Inc. since 1999 and GAMCO
                                                              Investors, Inc. since 1993;
                                                              Secretary of all mutual funds
                                                              advised by Gabelli Advisers, Inc.
                                                              and Gabelli Funds, LLC

SPECIAL POSITION(S):           Since 2004            --       Director of Regulatory Affairs at              --
PETER GOLDSTEIN                                               Gabelli Asset Management Inc. since
Chief Compliance Officer                                      February 2004; Vice President of
Age:  51                                                      Goldman Sachs Asset Management from
                                                              November 2000 through January 2004;
                                                              Deputy General Counsel at Gabelli
                                                              Asset Management Inc. from February
                                                              1998 through November 2000

----------
(1)   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)   Each Trustee will hold office for an indefinite term until the earliest of
      (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund's Amended and Restated By Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

STANDING BOARD COMMITTEES


The Board of Trustees has established two standing committees in connection with its governance of the Fund -Nominating and Audit.

The Fund's Nominating Committee consists of four members: Messrs. Colavita (Chairman), Enright, Parker and van Ekris, who are not "interested persons" of the Fund as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the fiscal year ended September 30, 2004. The Fund does not have a standing compensation committee.

The Fund's Audit Committee consists of two members: Messrs. Enright (Chairman) and Parker, who are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Trustees of the Fund on February 24, 2004. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out an audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Fund's independent registered public accounting firm. During the fiscal year ended September 30, 2004, the Audit Committee met twice.


TRUSTEE OWNERSHIP OF FUND SHARES


      Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee.

                                                          AGGREGATE DOLLAR RANGE
                              DOLLAR RANGE OF EQUITY             OF EQUITY
                                  SECURITIES HELD             SECURITIES HELD
   NAME OF TRUSTEE                 IN THE FUND*               IN FUND COMPLEX*
   ---------------                 ------------               ----------------

INTERESTED TRUSTEES:

Mario J. Gabelli                         E                              E

Karl Otto Pohl                           A                              A

NON-INTERESTED TRUSTEES:

Anthony J. Colavita                      D                              E

Vincent D. Enright                       E                              E

John J. Parker                           E                              E

Anthonie C. van Ekris                    A                              E

----------
*     Key to Dollar Ranges- Information as of December 31, 2004

A.    None

B.    $1 - $10,000

C.    $10,001 - $50,000

D.    $50,001 - $100,000

E.    Over $100,000

TRUSTEE AND OFFICER COMPENSATION

The following table sets forth certain information regarding the compensation of the Fund's Trustees. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the calendar year ended December 31, 2004.

No trustee, officer or employee of Gabelli & Company or the Adviser will receive any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Trustees who is not a director, officer or employee of the Adviser or any of its affiliates, $3,000 per annum plus $500 per meeting attended in person or by telephone and reimburses each Trustee for related travel and other out-of-pocket expenses.

                               COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------
                                                                                TOTAL COMPENSATION
                                                                                 FROM THE FUND AND
    NAME AND POSITION          AGGREGATE COMPENSATION FROM THE FUND                FUND COMPLEX*
-------------------------------------------------------------------------------------------------------
Mario J. Gabelli                            $ 0                                           $ 0 (24)
Chairman of the Board
-------------------------------------------------------------------------------------------------------
Anthony J. Colavita                         $6,00                                    $216,835 (36)
Trustee
-------------------------------------------------------------------------------------------------------
Vincent D. Enright                          $7,000                                    $73,335 (13)
Trustee
-------------------------------------------------------------------------------------------------------
John J. Parker                              $7,000                                     $7,000 (1)
Trustee
-------------------------------------------------------------------------------------------------------
Karl Otto Pohl                              $ 0                                        $5,085 (34)
Trustee
-------------------------------------------------------------------------------------------------------
Anthonie C. van Ekris                       $6,000                                   $103,375 (20)
Trustee
-------------------------------------------------------------------------------------------------------

* Represents the total compensation paid to such persons during the calendar year ended December 31, 2004. The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers.



PROXY VOTING POLICIES

The Fund has delegated the voting of portfolio securities to Gabelli Funds, LLC in its capacity as the Fund's investment adviser. The Manager has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Manager has voting discretion, including the Fund. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Fund.


Normally, the Manager exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select auditors, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider nonfinancial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales or liquidations.

A Proxy Committee comprised of senior representatives of the Manager and its affiliated investment advisers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In general, the Director of

Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) is contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Manager's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Manager's Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Committee will initially determine what vote to recommend that the Adviser cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Manager's Legal Department believes that the matter before the Committee is one with respect to which a conflict of interest may exist between the Manager and its clients, legal counsel will provide an opinion to the Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Manager may diverge, the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.


Where a proxy proposal raises a material conflict between the interests of Fund shareholders on the one hand, and those of the Fund's Manager, the principal underwriter or other principal underwriter on the other hand, the conflict will be brought to the Proxy Committee to determine a resolution. The proxy Committee may determine to resolve such conflict itself, may ask the independent directors of the relevant funds to vote the proxies, which would potentially include the Board's Proxy Committee, to vote the proxies or may delegate the voting of such proxies to an independent person.


Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will break the tie. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.


The Trust files Form N-PX with each Fund's complete proxy-voting record for the 12 months ended June 30th, no later than August 31st of each year. The Trust filed its initial Form N-PX with the SEC on August 23, 2004. This filing for the Fund is available without charge, upon request, by calling toll-free (800)
422-3554 and on the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


      On January 3, 2005, the outstanding voting securities of the Fund consisted of 974,966,793.435 shares of beneficial interest. As a group, the Officers and Trustees of the Trust (other than Mr. Gabelli) owned beneficially, directly or indirectly, less than 1% of its outstanding voting shares.

      As  of  January  3,  2005  the  following   persons  owned  of  record  or
beneficially 5% or more of the Fund's outstanding shares:

Name and Address                          % of Fund         Nature of Ownership
----------------                          ---------         -------------------

First Clearing Corporation LLC              42.11%                Record*
Jeff Askew Vice President
10750 Wheat First Drive
Glen Allen, Virginia 23060-9245

Name and Address                          % of Fund         Nature of Ownership
----------------                          ---------         -------------------

GAMCO Investors, Inc.                       22.42%       Beneficially on behalf
Attn: Chief Financial Officer                            discretionary client
One Corporate Center                                     accounts
Rye, NY 10580

Gabelli Asset Management Inc.               20.69%       Beneficial
One Corporate Center
Rye, New York 10580-1422

Gabelli Group Capital Partners Inc.          9.69%       Beneficial
One Corporate Center
Rye, New York 10580-1422

Mario J. Gabelli                            52.91%       Beneficial**
One Corporate Center
Rye, New York 10580-1422

            *Beneficial ownership is disclaimed as percentage includes 21.66% of shares that are held beneficially on behalf of client accounts. Beneficial ownership of shares representing 25% or more of the outstanding shares of the Funds may be deemed to have control, as that term is defined in the 1940 Act.

            **Includes 201,665,094 Shares (31.1% of the number of shares outstanding) indirectly beneficially owned by Mr. Gabelli as a result of his position as a controlling person of certain shareholders, including Gabelli Asset Management Inc. ("GBL"), GAMCO Investors, Inc. and Gabelli Group Capital Partners. The shares shown as beneficially owned by Mr. Gabelli include the shares shown as beneficially owned by GBL, GAMCO Investors, Inc. and Gabelli Group Capital Partners in the table above. With respect to GAMCO Investors, Inc., shares of the Fund are held by discretionary client accounts. Mr. Gabelli disclaims beneficial ownership of shares held by the discretionary client accounts of GAMCO Investors, Inc.


                                   THE MANAGER

MANAGER


      The Manager is a New York limited liability company which serves as an investment adviser to 15 open-end investment companies, and 6 closed-end investment companies with aggregate assets in excess of $11.7 billion as of September 30, 2004. The Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Manager on the basis of his controlling interest of the ultimate parent company of the Manager. The Manager has several affiliates that provide investment advisory services: GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of the Manager's parent company, Gabelli Asset Management Inc., acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $13.1 billion as of September 30, 2004; Gabelli Advisers, Inc. acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $416 million as of September 30, 2004; Gabelli Securities, Inc. acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $930 million as of September 30, 2004; and Gabelli Fixed Income LLC acts as investment adviser for the three active portfolios of The Treasurer's Funds and separate accounts having assets under management of approximately $930 billion as of September 30, 2004.


      The Manager currently serves as investment adviser to the Fund pursuant to a management agreement with the Trust (the "Management Agreement"). Under the Management Agreement, the Manager, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's portfolio, including the purchase, retention, disposition of securities and other investments. The Manager is obligated to keep certain books and records of the Trust in connection therewith. The Manager is also obligated to provide research and statistical analysis and to pay costs of certain clerical and administrative services involved in portfolio management. The management services of the

Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

      The Manager has authorized any of its directors, officers and employees who have been elected as Trustees or Officers of the Trust to serve in the capacities in which they have been elected. Services furnished by the Manager under the Management Agreement may be furnished by any such directors, officers or employees of the Manager. In connection with the services it renders, the Manager bears the following expenses:

      (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's investment adviser;

      (b) all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

      (c) the costs and expenses payable to PFPC Inc. (the  "Sub-Administrator")
pursuant  to  a  sub-administration   agreement  between  the  Manager  and  the
Sub-Administrator (the "Sub-Administration Agreement").


      Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses, including (a) the fee payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated with the Manager, (c) the fees and certain expenses of the Trust's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the fees and expenses of the Trust's legal counsel and the independent registered public accounting firm, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and business fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust is a member, (h) the cost of share certificates representing shares of the Trust, if any, (i) the cost of fidelity insurance, and Trustees' and Officers' professional liability and errors and omissions insurance, if any, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statement and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders and Trustees' meetings and of preparing, printing and mailing reports to shareholders, (l) litigation and indemnification expenses and any other extraordinary expenses not incurred in the ordinary course of the Trust's business, (m) any expenses assumed by the Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act, if any, and (n) the fees and expenses of each series of the Trust in connection with the management, investment and reinvestment of the assets of each such series.

      The Management Agreement provides that the Manager shall not be liable to the Trust for any error of judgment by the Manager or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement in no way restricts the Manager from acting as an investment adviser to others. The Trust has agreed by the terms of the Management Agreement that the Trust may use the name "Gabelli" only for so long as the Management Agreement or any amendment, renewal or extension thereof remains in effect or for so long as the Manager is responsible for the portfolio management and administrative services for the Trust. The Trust has further agreed that in the event that for any reason, the Manager ceases to be responsible for the portfolio management and administrative services of the Trust, the Trust will, unless the Manager otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

      The Management Agreement is terminable without penalty by either party upon not less than sixty (60) days' written notice. The Management Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act and rules thereunder, except to the extent otherwise provided by order of the SEC or any rule under the 1940 Act and except to the extent the 1940 Act no longer provides for automatic termination, in which case the approval of a majority of the independent Trustees is required for any "assignment."

      By its terms, the Management Agreement will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund's Board of Trustees or "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the Management Agreement.

      The Management Agreement was most recently approved by the Trustees, including a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto on November 17, 2004. At that meeting, the Board of Trustees reviewed written and oral presentations provided by the Manager in connection with the Trustees' consideration of the Management Agreement. The Trustees also reviewed, with the advice of independent legal counsel, their responsibilities under applicable law.

      The Trustees considered the following factors, among others; (1) the reasonableness of the advisory fee in light of the nature, quality and extent of the advisory services expected to be provided and the cost of the Manager of providing those services; (2) the Fund's investment performance relative to a group of similar mutual funds (the "Peer Group"); (3) the Fund's total expenses in comparison to those of funds within the Peer Group; (4) the profitability of the Management Agreement to the Manager; (5) the benefits expected to accrue to the Manager and its affiliates from their relationships with the Fund, including revenues from the Fund; (6) comparative information about the fees charged by the Manager to the Fund versus those charged by the Manager to other funds for comparable services; (7) any economies of scale expected to be realized by the Fund; (8) the Manager's financial condition; and (9) the qualifications and reputation of the persons responsible for the Fund's day-to-day operations. The independent Trustees met separately with independent legal counsel to discuss this information at length.

      After requesting and reviewing such information as they deemed necessary, the Trustees concluded that the fees payable under the Management Agreement were fair and reasonable with respect to the services that the Manager provides in light of the other factors described above that the Trustees deemed relevant. The Trustees further concluded that the continuation of the Management Agreement was in the best interest of the Fund and its shareholders. The Trustees based their decision on an evaluation of all these factors and did not consider any one factor as all-important or controlling.

      As compensation for its services and the related expenses borne by the Manager, the Trust pays the Manager a fee, computed daily and payable monthly, at the annual rate of 0.30% of the Fund's average daily net assets, payable out of the Fund's net assets.

      Additionally, the Manager has contractually agreed to waive its investment advisory fee and/or reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding brokerage, interest, tax and extraordinary expenses) at no more than 0.30% through September 30, 2005.

      During the fiscal years ended September 30, 2004, September 30, 2003, and September 30, 2002, the investment advisory fees paid to the Manager were $2,877,369, $3,089,977 and $2,807,144. During such years, the Manager waived advisory fees in the amounts of $583,981, $583,370 and $550,660, respectively.


THE SUB-ADMINISTRATOR

      The Manager has entered into a Sub-Administration Agreement with PFPC Inc., which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Manager under the management agreement; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board of Trustees' Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share and provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the "Code"), and the Fund's investment restrictions; (g) furnishes to the Manager such statistical and other factual information and information regarding economic factors and trends as the Manager from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

      For such services and the related expenses borne by the Sub-Administrator, the Manager pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of the Fund and certain other affiliated funds under its administration managed by the Manager as follows: up to $10 billion - .0275%; $10 billion to $15 billion - .0125%; over 15 billion - .01%. The Sub-Administrator's fee is paid by the Manager and will result in no additional expense to the Trust.

THE DISTRIBUTOR

      The  Trust,  on  behalf  of the  Fund,  has  entered  into a  Distribution
Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is a subsidiary of Gabelli Securities, Inc., having principal offices located at One Corporate Center, Rye, New York 10580-1422. Gabelli Securities, Inc. is a majority owned subsidiary of Gabelli Asset Management Inc. The Distributor acts as agent of the Fund for the continuous offering of its shares on a no-load basis at no cost to the Fund. In connection with the sale of the Fund's shares, the Trust has authorized the Distributor to give only such information and to make only such statements and representations as are contained in the Fund's Prospectus or Statement of Additional Information. Sales may be made only by Prospectus, which may be delivered personally or through the mails. The Distributor is the Fund's "principal underwriter" within the meaning of the 1940 Act, and bears all costs of preparing, printing and distributing reports and prospectuses used by the Trust in connection with the sale of the Fund's shares and all sales literature printed, counsel fees and expenses in connection with the foregoing.

      The Distribution Agreement is terminable by the Distributor or the Trust at any time without penalty on not more than sixty (60) days' nor less than thirty (30) days' written notice, provided that termination by the Trust must be directed or approved by the Trustees, by the vote of the holders of a majority of the outstanding voting securities of the Trust, or by written consent of a majority of the Trustees who are not interested persons of the Trust or the Distributor. The Distribution Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act. The Distribution Agreement provides that, unless terminated, it will remain in effect from year to year, so long as continuance of the Distribution Agreement is approved annually by the Trustees or by a majority of the outstanding voting securities of the Trust, and in either case, also by majority of the Trustees who are not "interested" persons of the Trust, or the Distributor, as defined in the 1940 Act.

COUNSEL

      Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, is counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been selected as the Fund's independent registered public accounting firm.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

      State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110 is the custodian for the Fund's cash and securities as well as the transfer and dividend disbursing agent (the "Custodian," "Transfer Agent" and "Dividend Disbursing Agent" respectively) for its shares. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at the BFDS Building, 66 Brooks Drive, Braintree, Massachusetts 02184, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      The Manager is responsible for all decisions to buy and sell securities for the Fund, arranging the execution of portfolio transactions on the Fund's behalf, and selection of brokers and dealers to effect the transactions. Purchases of portfolio securities are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers. The Fund does not normally incur any brokerage commission expense on such transactions. There were no brokerage commissions incurred by the Fund since its commencement of operations. The instruments purchased by the Fund are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

      The policy of the Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions.

                               PURCHASE OF SHARES

      The procedures for purchasing shares of the Fund are summarized in the Fund's Prospectus under "Purchase of Shares."

                                RETIREMENT PLANS

      The Trust has available a form of Individual Retirement Account ("IRA") for investment in Fund shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Fund is $1,000 for an individual. There is no minimum for additional investments in an IRA.

      Under the Code, individuals may make wholly or partly tax-deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and/or their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a maximum of $6,000 annually to both IRAs provided that no more than $3,000 may be contributed to the IRA of either spouse. Investors satisfying statutory income levels requirements may make non-deductible contributions up to $3,000 annually to a Roth IRA, distributions from which are not subject to tax if a statutory five year holding period requirement is satisfied. Individuals of age 50 or over may make catch-up contributions of an additional $500.

      Investors who are self-employed may purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Fund does not currently act as sponsor for such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for such plans is $1,000 and there is no minimum for additional investments.

      Investors should be aware that they may be subject to penalties or additional tax on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone the Distributor.

                              REDEMPTION OF SHARES

      The procedures for redemption of shares of the Fund are summarized in the Prospectus under "Redemption of Shares." The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder.

      None of the Manager, the Transfer Agent, the Trust or any of their affiliates or agents will be liable for any loss, expense, or cost when acting upon any oral, wired, or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account. If a shareholder is unable to contact the Trust by telephone, a shareholder may mail the redemption request to the Distributor at The Gabelli Funds, P.O. Box 8308, Boston, Massachusetts 02266-8308.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

      Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without redemption fees. For this reason the Board of Trustees of the Fund has determined not to adopt policies and procedures, or impose redemption fees or other restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the Fund's yield and current market yields, which could have the effect of reducing the Fund's yield. In addition, frequent purchases and redemptions of the Fund's shares will increase the Fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the portfolio by the Manager. Most transaction costs are not included in the Fund's annual operating expenses shown in the Fund's fee table in this prospectus, but do detract from the Fund's performance.

      The Boards of the various non-money market mutual funds have approved policies and procedures that are intended to discourage abusive trading practices in those mutual funds and that may apply to exchanges from or into the Fund. If you plan to exchange your money market shares for shares of another fund, please read the prospectus of that other mutual fund.

                        DETERMINATION OF NET ASSET VALUE


      The method for determining the public offering price of the Fund's shares and the net asset value per share is summarized in the Prospectus under "Pricing of Fund Share."


      The Fund relies on Rule 2a-7 under the 1940 Act to use the amortized cost valuation method to stabilize the purchase and redemption price of its shares at $1.00 per share. This method of valuation involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of interest rate fluctuations on the market value of the securities. While reliance on Rule 2a-7 should enable the Fund, under most conditions, to maintain a $1.00 share price, there can be no assurance that the Fund will be able to do so, and investment in the Fund is neither insured nor guaranteed by the U.S. Government.

      As required by Rule 2a-7, the Trustees have adopted the following policies relating to the Fund's use of the amortized cost method:

      (a) The Trustees have established procedures which they consider to be reasonably designed, taking into account current market conditions affecting the Fund's investment objective, to stabilize its net asset value at $1.00 per share.

      (b) The  Trustees  (i) have  adopted  procedures  whereby  the  extent  of deviation between the current net asset value per share calculated using available market quotations or market-based quotations from the Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and as are reasonable in light of current market conditions, (ii) will periodically review the amount of deviation as well as the methods used to calculate the deviation, and (iii) will maintain records of the determination of deviation and the Trustees' review thereof. In the event such deviation exceeds 3/10 of 1%, the Trustees will promptly consider what action, if any, should be taken to prevent the deviation from exceeding 1/2 of 1%. Where the Trustees believe the extent of deviation may result in material dilution or other unfair results to investors or exiting shareholders, they shall take such action as they deem appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results.

      (c) The Fund will seek to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share; provided, however, that it will not purchase any instrument with a remaining maturity (as determined pursuant to Rule 2a-7) longer than 397 days nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

      (d) The Fund will limit its portfolio investments, including repurchase agreements, to those United States dollar-denominated securities which the Manager, acting in accordance with procedures and guidelines approved by the Trustees, determines to be of eligible quality and to present minimal credit risks. The Fund will invest in U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations. The types of U.S. Treasury obligations in which the Fund will invest include (1) bills, notes and bonds issued by the U.S. Treasury that are direct obligations of the U.S. Government and (2) component parts of U.S. Treasury notes and bonds, namely, either the corpus (principal) of such Treasury obligations or one or more of the interest payments scheduled to be paid on such obligations. See "Investment and Risk Information" in the Prospectus.

      (e) The Fund will record, maintain and preserve permanently in an easily accessible place a written copy of the procedures described above and will record, maintain and preserve for a period of not less than six years (two years in an easily accessible place) a written record of the Trustees' considerations and actions taken in connection with the discharge of their obligations set forth above.

      While the procedures adopted by the Trustees have been designed to enable the Fund to achieve its investment objective of maintaining a $1.00 share price, there can be no assurance that a constant share price will be maintained. In the event that market conditions or changes in issuer creditworthiness result in a substantial deviation between the Fund's $1.00 amortized cost price per share and its net asset value per share based on the market value of the Fund's portfolio, the Trustees will take such action as they deem appropriate to eliminate or reduce to the extent possible any dilution of shareholder interests or other unfair results to existing shareholders or investors. Such action may include basing the purchase and redemption price of Fund shares on the Fund's market-based net asset value, with the result that the Fund's price per share may be higher or lower than $1.00.

                                    TAXATION

      The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each current and prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The Fund has qualified, and intends to continue to qualify, as a "regulated investment company" under Subchapter M of the Code. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income.


      As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and capital gains that it distributes to its shareholders, provided that it distributes to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

      Under the Code, amounts not distributed by the Fund on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% federal excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount equal to, at a minimum, the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its net capital gains in excess of its capital losses for the twelve-month period ending, as a general rule, on October 31 of the calendar year, and (3) all ordinary income and net capital gains for prior years that were not previously distributed. The Fund intends to avoid the excise tax by making timely distributions.

      If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

      Generally, you will owe tax on the amounts the Fund distributes to you, regardless of whether you receive these amounts in cash or reinvest them in additional Fund shares. Shareholders not subject to tax on their income generally will not be required to pay any tax on amounts distributed to them. Federal income tax on distributions to an IRA or to a qualified retirement plan will generally be deferred. Dividends and capital gain distributions are generally taxable when you receive them; however, if a distribution is declared by the Fund in October, November or December, but not paid until January of the following year, it will be considered to be paid on December 31 in the year in which it was declared.

      Capital gains, if any, derived from sales of portfolio securities held by the Fund will generally be designated as long-term or short-term. Distributions from the Fund's long-term capital gains are, for individuals, generally taxed at favorable long-term capital gains rates regardless of how long you have owned shares in the Fund. Dividends from other sources (including short-term capital gains) are generally taxed as ordinary income. The Fund does not expect that any portion of its dividends will be treated as qualified dividend income eligible for taxation at long-term capital gain rates for shareholders that are individuals. Distributions and dividends may be subject to state and local taxes. Shortly after the end of each year, you will receive from the Fund a statement of the amount and nature of the distributions made to you during the year.

      Upon sale, exchange or redemption of your Fund shares, you will realize a taxable gain or loss equal to the difference between the amount realized and your basis in the shares. Such gain or loss will be treated as capital gain or loss if you hold the shares as capital assets, and will be long-term capital gain or loss if you held the shares for more than one year and short-term capital gain or loss if you held the shares for one year or less. Any loss realized on a sale, exchange or redemption will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss you realize on the sale of a Fund share held for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains you received with respect to such share.

      The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if (i) you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or (ii) you have been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against your U.S. federal income tax liability.


NON-U.S. SHAREHOLDERS

            Dividends by the Fund paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate).

            In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of the fund.

            Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the Fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest, interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder and bank deposits, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's net long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or a substitute form).


                        DESCRIPTION OF THE FUND'S SHARES

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Fund is the initial series of shares of beneficial interest (par value $.001) of the Trust. The Trustees are authorized to designate one or more additional series of shares of beneficial interest of the Trust, each series representing a separate investment portfolio. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, liquidation (see "Redemption of Shares") and voting rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

      Shares have no preference, preemptive, conversion or similar rights. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.

      The Fund sends semi-annual and annual reports to all of its shareholders, which include a list of the Fund's portfolio securities and the Fund's financial statements, which shall be audited annually. Unless it is clear that a shareholder holds as nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

      It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust of the Trust or the By-Laws of the Trust. In addition, the Trust will call a special meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees, if requested to do so by the holders of at least 10% of the Trust's outstanding shares, and the Trust will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

      Shares of the Trust have noncumulative voting rights which means that the holders of more than 50% of shares can elect 100% of the Trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect a person or persons as Trustees. The Transfer Agent does not issue certificates evidencing Fund shares.

                              FINANCIAL STATEMENTS


      The audited financial statements for the Fund dated September 30, 2004, and the Report of Ernst & Young thereon, are incorporated herein by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.